WARBURG PINCUS ADVISOR FUNDS                                  OCTOBER 31, 1999
JAPAN GROWTH FUND
JAPAN SMALL COMPANY FUND
                                        A
                                  ANNUAL REPORT

More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

WARBURG PINCUS
[GRAPHIC OMITTED]
CREDIT SUISSE
ASSET MANAGEMENT
[GRAPHIC OMITTED]

From time to time, the Funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("CSAM LLC") or any affiliate, are not FDIC insured and are not guaranteed by CSAM LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Warburg Pincus Japan Growth Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, the Advisor Class shares of Warburg Pincus Japan Growth Fund had a return of 177.61%, vs. a return of 70.67% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix").

     The Japanese stock market staged a remarkable rally during the period, fueled by optimism that the country's long-suffering economy had finally turned the corner. Factors behind this optimism included strikingly robust first-quarter 1999 economic growth, which was followed by more-modest, though still better-than-expected, second-quarter growth (the encouraging economic news had a particularly beneficial impact on smaller-cap shares, most of which represent companies with strong domestic biases). Also buoying the market were numerous corporate-restructuring announcements, which lent further credence to the notion that Japan is truly in the midst of a fundamental change.

     Against this backdrop, the Fund generated a strong return for the period, aided by the market's broad strength and good stock selection. By sector, the Fund's best performers were its technology issues, our largest area of concentration through the 12 months. Particularly good performers within this group were the Fund's semiconductor and semiconductor-equipment holdings, beneficiaries of a strong global upturn in chip sales. The Fund also benefited from robust gains in its retailing and telecommunications stocks and its smaller-company holdings. Another factor that helped the Fund included our timely decision to add several bank stocks late in the period (we had no exposure here entering the period). These issues subsequently rallied, buoyed by expectations of increased merger and acquisition activity in the industry.

     Looking ahead to the next year and beyond, we have a favorable view on the prospects for Japanese equities. Reasons for our optimism are several, not the least of which is the Japanese government's apparent commitment to keeping the economic recovery on track. Notably, the government's efforts have not been limited to fiscal-stimulus programs, but have also included recent corporate and personal-income tax cuts, which are longer-term and structural in nature. The government has also continued to encourage other longer-term structural reforms. Recent noteworthy actions on its part include its decision to press on with the latest phase of "Big Bang," or financial-sector reform, which liberalized commissions on stock trades and allowed banks' subsidiaries to begin dealing in equities.

Warburg Pincus Japan Growth Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

     Also promising for the economy is the Bank of Japan's recent shift in monetary policy. The central bank's previously overly tight policy -- near-zero short-term interest rates notwithstanding -- had played a central role in the economy's inability to gain and sustain a footing over the past two years. That the bank now appears willing to ease policy as necessary augurs well for a longer-term economic recovery.

     In addition to the potentially favorable combination of benign fiscal and monetary policies, there is a vast change in mindset taking place at Japan's corporate level. Japanese companies in increasing numbers are shedding their old ways of thinking about their business, abandoning the focus on market share and replacing it with an emphasis on profitability. Record numbers of companies are announcing aggressive restructurings, and each passing month provides additional confirmation that the announced measures are, in fact, being acted upon. Companies are also, for the first time, taking active steps to increase shareholder value, witnessed by the large number of firms buying back their own shares.

     Nonetheless, prudence suggests some caution, at least in the near term. While optimism over Japan's economy, the main driver of recent market performance, does seem justified, growth could prove slow and stuttering for a period, given the negative short-term effects (e.g., the potential for rising unemployment and falling consumer confidence) of restructuring. In this context, any underwhelming economic reports could prompt investors to step to the sidelines, at least temporarily, resulting in significant short-term market volatility.

     But given the factors at play, we remain positive on the longer-term outlook for Japan, and on the Fund's prospects in particular. As the Fund's since-inception performance vs. its benchmarks and its competitive universe suggests, it is possible to generate very competitive performance in Japan via good security selection, and we are encouraged by our efforts in that regard to date. As ever, we will continue to strive to identify stocks with the best long-term growth potential.

P. Nicholas Edwards                                   Todd Jacobson
Co-Portfolio Manager                                  Co-Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country fund. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus Japan Growth Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

      Growth of $10,000 Invested in Advisor Class shares of Warburg Pincus
            Japan Growth Fund since Inception as of October 31, 1999

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Japan Growth Fund (the "Fund") from December 29, 1995 (inception) to October 31, 1999, compared to the Tokyo Stock Exchange Index ("Topix")* for the same time period. Past performance does not predict future results.

                                   [GRAPHIC]

          In the printed version of the document, a line graph appears which depicts the following plot points:

         Japan        Tokyo Stock
         Growth    Exchange Index (US$)
         ------    --------------------
Dec-95   10000          10000
Jan-96    9880           9864.7
Feb-96    9650           9701.14
Mar-96   10070          10020.9
Apr-96   10770          10688.4
May-96   10640          10164.8
Jun-96   11060          10208.3
Jul-96   10460           9706.84
Aug-96   10170           9292.84
Sep-96   10350           9554.8
Oct-96    9830           8913.58
Nov-96    9840           8979.54
Dec-96    9420           8291.71
Jan-97    9180           7402.59
Feb-97    9300           7549.23
Mar-97    9260           7272.33
Apr-97    9640           7450.94
May-97   10820           8377.39
Jun-97   11370           8920.49
Jul-97   12100           8572.95
Aug-97   10930           7809.01
Sep-97   10970           7569.67
Oct-97    9890           6995.28
Nov-97   10040.3         6468.54
Dec-97   10287.3         5962.7
Jan-98   11088.7         6600.59
Feb-98   11056.5         6655.5
Mar-98   10850.9         6207.06
Apr-98   11164.5         6125.43
May-98   11012.7         5838.15
Jun-98   11023.7         5875.92
Jul-98   11901.1         5798.24
Aug-98   10861           5202.18
Sep-98   10005.1         5093.46
Oct-98   9430.84         5909.94
Nov-98   10568.2         6191.25
Dec-98   10384.3         6419.09
Jan-99   11152.8         6451.19
Feb-99   11433.8         6297.65
Mar-99   13209.5         7144.05
Apr-99   14574           7484.11
May-99   13999.8         7148.82
Jun-99   18308.9         7857.98
Jul-99   20279           8659.5
Aug-99   22087.9         8934.87
Sep-99   24643.4         9521
Oct-99   26181.2        10086.5

                                                                        Fund
                                                                       ------
1 Year Total Return (9/30/98 to 9/30/99) ............................  146.32%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) .............   30.04%
Average Annual Total Return Since Inception
   (12/29/95 to 9/30/99) ............................................   24.46%

------------
* The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

Warburg Pincus Japan Small Company Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, the Advisor Class shares of Warburg Pincus Japan Small Company Fund had a return of 235.01%, vs. returns of 226.78% and 264.83% for the yen- and dollar-denominated JASDAQ indexes, respectively, and a return of 58.94% for the Morgan Stanley Capital International Japan Small Company Index.

     The Japanese stock market rallied strongly through the period, buoyed by optimism over the country's long-struggling economy and by some very encouraging developments of the corporate-restructuring front. The market's smaller-capitalization stocks, which entered the period trading at about 10% of their 1991 highs (as measured by the JASDAQ), were especially robust. The group's extremely cheap valuations proved a strong lure to investors, given the country's brightening economic prospects (Japan's small companies generally have strong ties to the domestic economy).

     Against this backdrop, the Fund had a large gain, supported by the rally in Japanese smaller-cap shares and by good stock selection generally, particularly within the technology and telecommunications areas. One factor that hampered the Fund somewhat, at least compared to its dollar-denominated benchmark, was our overall currency-hedging strategy. We periodically hedged some or all of our yen exposure as a defensive measure, and this ultimately worked against the Fund, as the yen strengthened vs. the U.S. dollar over the 12 months.

     There were few significant changes in the Fund during the period in terms of sector or industry weightings. The Fund's largest area of concentration remained the technology sector (broadly defined to include computer-related and electronics companies), where we continued to find what we considered to be among the most attractive values in the asset class. We also maintained good-sized weightings in the telecommunications, financial-services and manufacturing areas.

     Looking ahead, we believe the prospects for Japan's small-company market remain positive. Economic readings continue, on balance, to provide cause for optimism, and corporate-restructuring announcements continue to flow steadily. In addition, there is growing evidence that the Japanese government is committed, finally, to keeping the economy on track, and not only via spending packages, but by via "supply side" policies as well (evidenced by recent cuts in marginal tax rates and by some business-friendly tax reforms). Japan's monetary authorities appear similarly keen to

Warburg Pincus Japan Small Company Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

resolve the country's financial and economic difficulties. Other positive developments include a recent surge in merger and acquisition activity, a relatively new concept for Japan, and one that stands to ultimately benefit stocks of numerous small companies. All told, we see ample reason for optimism, and remain bullish on the small-cap market's prospects, notwithstanding its more-than-doubling over the past 12 months.

     Nonetheless, prudence suggests some caution, at least in the near term. While optimism over Japan's economy, the main driver of recent market performance, does seem justified, growth could prove slow and stuttering for a period, given the negative short-term effects (e.g., the potential for rising unemployment and falling consumer confidence) of restructuring. In this context, any underwhelming economic reports could prompt investors to step to the sidelines, at least temporarily, resulting in significant short-term market volatility.

     But for those with a sufficiently long time horizon and a sufficiently high threshold for risk, we think the present time could prove to be a potentially attractive entry point into the small-cap market, given the forces at play. Against this backdrop, we will continue our efforts to identify those individual companies with the best growth prospects.


P. Nicholas Edwards                                  Todd Jacobson
Co-Portfolio Manager                                 Co-Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country fund. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus Japan Small Company Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

      Growth of $10,000 Invested in Advisor Class shares of Warburg Pincus
         Japan Small Company Fund since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Japan Small Company Fund (the "Fund") from September 30, 1994 (inception) to October 31, 1999, compared to the JASDAQ Over-The Counter-Composite Index ("JASDAQ Index")* and the Morgan Stanley Japan Small Company Index ("MSCI")** for the same time period. Past performance does not predict future results.

                                   [GRAPHIC]

          In the printed version of the document, a line graph appears which depicts the following plot points:

             Japan OTC   JASDAQ (Yen)   JASDAQ (US$)   MS-Japan Small Cap Index
             ---------   ------------   ------------   ------------------------
Sep-94        10000        10000          10000                10000
Oct-94         9850         9698.9         9901                10163.6
Nov-94         9150         9124.92        9126.64              9334.35
Dec-94         9630         9548.5         9472.36              9621.94
Jan-95         9000         8666.98        8669.48              9275.36
Feb-95         8610         7845.09        8030.11              8544.65
Mar-95         7860         7349.44        8419.25              8988.46
Apr-95         7840         7304.02        8603.88              9217.03
May-95         7310         6987.24        8170.25              8270.44
Jun-95         7290         6819.48        7949.73              7781.08
Jul-95         8280         7440.73        8364.87              8557.4
Aug-95         9000         7996.11        8079.96              8590.26
Sep-95         9080         8300.44        8327.77              8453.5
Oct-95         9080         8192.29        7930.04              8127.03
Nov-95         9180         8085.71        7881.82              8603.68
Dec-95         9510.28      8493.63        8149.49              9014.59
Jan-96         9645.55      8706.99        8060.33              9197.59
Feb-96         9187.73      8550.18        8046.79              8995.15
Mar-96         9333.4       9075.76        8411.15              9249.89
Apr-96         9812.03      9615.4         9085.3               10085.2
May-96         9666.36      9593.57        8783.04              9615.19
Jun-96        10197         9836.77        8875.96              9556.15
Jul-96         9707.98      9270.47        8597.17              8799.3
Aug-96         9406.23      8846.99        8063.11              8479.54
Sep-96         9291.78      8746.67        7773.16              8485.56
Oct-96         8792.33      8211.72        7146.1               7884.87
Nov-96         8407.34      7737.91        6729.48              7676.39
Dec-96         8240.86      7386.6         6298.12              6703.71
Jan-97         7533.31      6930.11        5650.05              6019.94
Feb-97         7283.59      6768.57        5549.7               5974.36
Mar-97         7137.92      6454.85        5159.39              5444.08
Apr-97         7408.45      6602.34        5148.3               5330.79
May-97         8063.97      6872.18        5836.16              6351.74
Jun-97         8188.83      7032.23        6081.57              6499.86
Jul-97         8365.72      6484.7         5421.05              5804.05
Aug-97         7450.07      5766.13        4744.4               5111.57
Sep-97         7127.51      5270.36        4320.58              4264.23
Oct-97         6628.06      5146.45        4235.12              4392.28
Nov-97         6232.37      4487.71        3480.42              3601.89
Dec-97         6082.79      4343.2         3305.7               2979.77
Jan-98         6667.96      5002.2         3904.37              3834.49
Feb-98         6529.93      4920.66        3854.82              4124.07
Mar-98         6210.62      4639.84        3443.36              3718.51
Apr-98         6572.07      4600.68        3445.84              3571.03
May-98         6582.59      4606.94        3290.95              3429.58
Jun-98         6720.82      4457.86        3179.38              3476.5
Jul-98         7252.44      4686.95        3212.86              3488.56
Aug-98         6582.32      4183.1         2932.38              3128.58
Sep-98         6039.93      3919.48        2849.33              2924.78
Oct-98         5922.76      3729.62        3167.86              3358.5
Nov-98         6645.93      4332.14        3487.62              3648.78
Dec-98         6858.6       4431           3887.31              3690.99
Jan-99         7453.92      4755.79        4047.81              3766.73
Feb-99         8081.54      5411.66        4513.84              3725.18
Mar-99         9357.62      6404.87        5351.65              4202.49
Apr-99        10751         7311.8         6061.82              4509.53
May-99        10314.5       6701.41        5444.6               4207.88
Jun-99        13770.9       9127.18        7462.32              4741.48
Jul-99        15514.2       9640.22        8312.27              5008.43
Aug-99        16885.7      10459.2         9439.42              5257.85
Sep-99        18874.8      11488.5        10677.9               5364.06
Oct-99        19843.1      12186.8        11555.6               5338.31

                                                                         Fund
                                                                        ------
1 Year Total Return (9/30/98 to 9/30/99) .......................        212.50%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ........         26.65%
Average Annual Total Return Since Inception
   (9/30/94 to 9/30/99) ........................................         13.53%

-------------

* The JASDAQ Over-the-Counter Composite Index is an unmanaged index (with no defined investment objective) comprised of stocks traded over-the- counter in Japan.

** The Morgan Stanley Japan Small Company Index is composed of small-cap
   Japanese stocks.

Warburg Pincus Japan Growth Fund
Schedule of Investments--October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares         Value
                                                       ---------     -----------
COMMON STOCKS (93.8%)
Automobiles (2.3%)
    Jac Co., Ltd.                                         31,000     $10,842,271
                                                                     -----------
Banking (2.7%)
    Sanwa Bank, Ltd.                                     860,000      12,781,328
                                                                     -----------
Banks & Savings & Loans (6.4%)
    Fuji Bank, Ltd.                                      912,000      12,496,736
    Sakura Bank, Ltd.                                  2,013,000      17,282,935
                                                                     -----------
                                                                      29,779,671
                                                                     -----------
Communications & Media (3.7%)
    Avex, Inc.                                            81,000      17,075,500
                                                                     -----------
Computers (9.6%)
    Fujitsu Support & Service, Inc.                       35,000       9,826,557
    Internet Intitiative Japan, Inc. ADR+                 84,200       4,525,750
    Nidec Corp.                                           42,900       8,324,306
    Obic Co., Ltd.                                        26,400      12,395,548
    Trans Cosmos, Inc.                                    73,500       9,331,875
                                                                     -----------
                                                                      44,404,036
                                                                     -----------
Consumer Durables (3.2%)
    Sony Corp.                                            96,000      14,957,448
                                                                     -----------
Consumer Non-Durables (1.7%)
    World Co., Ltd.                                       77,000       7,784,109
                                                                     -----------
Electric Components (10.3%)
    Densei-Lambda K.K                                     90,900       4,355,115
    Funai Electric Co., Ltd.+                             41,000      18,543,494
    Rohm Co., Ltd.                                        61,000      13,677,648
    Tokyo Electronics, Ltd.                              134,000      11,119,581
                                                                     -----------
                                                                      47,695,838
                                                                     -----------
Electronics (14.1%)
    Advantest Corp.                                       74,500      11,207,833
    Fujitsu, Ltd.                                        355,000      10,681,290
    Megachips Corp.                                      126,000       9,417,397
    Sharp Corp.                                          360,000       5,726,329
    Tokyo Seimitsu Co., Ltd.                              88,000      10,717,511
    Trend Micro, Inc.                                     90,000      17,851,659
                                                                     -----------
                                                                      65,602,019
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Growth Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                              Number
                                                                of
                                                              Shares        Value
                                                            ---------   ------------
COMMON STOCKS (cont'd)
Financial Services (10.9%)
    Daiwa Securities Group Inc.                               930,000   $  9,918,451
    Industrial Bank of Japan, Ltd.                            585,000      7,903,887
    Nikko Securities Co., Ltd.                              1,500,000     14,085,850
    Orix Corp.                                                 77,000     10,329,623
    Shohkoh Fund & Co., Ltd.                                   13,460      8,228,704
                                                                        ------------
                                                                          50,466,515
                                                                        ------------
Manufacturing (5.5%)
    Disco Corp.                                                85,000     11,810,075
    Sony Precision Technology, Inc.                            75,000      2,357,224
    Takasago Electric Industry Co., Ltd.                      147,500     11,165,671
                                                                        ------------
                                                                          25,332,970
                                                                        ------------
Publishing (1.4%)
    Kadokawa Shoten Publishing Co., Ltd.                       26,000      6,480,066
                                                                        ------------
Real Estate (1.5%)
    Goldcrest Co., Ltd.                                        50,000      6,827,325
                                                                        ------------
Retail (4.5%)
    Softbank Corp.                                             50,000     20,745,486
                                                                        ------------
Software (2.9%)
    Konami Co., Ltd.                                          140,000     13,549,246
                                                                        ------------
Telecommunications (11.2%)
    Hikari Tsushin, Inc.                                       26,000     20,902,635
    Japan Telecom Co., Ltd.                                       422     14,476,421
    NTT Mobile Communications Network, Inc.                       616     16,350,318
                                                                        ------------
                                                                          51,729,374
                                                                        ------------
Telecommunications & Equipment (1.9%)
    KDD Corp.                                                  70,100      8,799,440
                                                                        ------------
TOTAL COMMON STOCKS (Cost $248,593,649)                                  434,852,642
                                                                        ------------
SHORT TERM INVESTMENTs (6.2%)
    Institutional Money Market Trust                        7,526,855      7,526,855
    RBB Money Market Portfolio                             21,455,056     21,455,056
                                                                        ------------
TOTAL SHORT TERM INVESTMENTS (Cost $28,981,911)                           28,981,911
                                                                        ------------
TOTAL INVESTMENTS AT VALUE (100%) (Cost $277,575,560*)                  $463,834,553
                                                                        ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------

+  Non-income producing security.

*  Cost for federal income tax purposes is $279,714,896.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Small Company Fund
Schedule of Investments--October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares         Value
                                                       ---------     -----------
COMMON STOCKS (100%)
Automobiles (2.4%)
    Jac Co., Ltd.                                         50,000    $ 17,487,535
                                                                    ------------
Banks & Savings & Loans (1.7%)
    Bank Of Yokohama, Ltd.                             1,100,000       6,166,153
    Yamaguchi Bank, Ltd.                                 620,000       6,416,248
                                                                    ------------
                                                                      12,582,401
                                                                    ------------
Communications & Media (5.0%)
    Avex, Inc.                                           172,500      36,364,490
                                                                    ------------
Computers (13.8%)
    Drake Beam Morin-Japan, Inc.                          58,000      16,784,200
    Fujitsu Support & Service, Inc.                       40,000      11,230,351
    I.O. Data Device, Inc.                               272,000       9,513,219
    Internet Intitiative Japan, Inc. ADR+                161,600       8,686,000
    Nidec Corp.                                           80,000      15,523,181
    Obic Co., Ltd.                                        38,400      18,029,888
    Trans Cosmos, Inc.                                   163,600      20,771,358
                                                                    ------------
                                                                     100,538,197
                                                                    ------------
Consumer Durables (2.1%)
    Sony Corp.                                           100,000      15,580,675
                                                                    ------------
Consumer Non-Durables (2.5%)
    World Co., Ltd.                                      178,800      18,075,308
                                                                    ------------
Credit (0.8%)
    Orient Corp.                                       1,350,000       6,028,169
                                                                    ------------
Distribution (0.2%)
    Impact 21 Co., Ltd.                                   56,500       1,188,362
                                                                    ------------
Electrical Components (8.3%)
    Densei-Lambda K.K                                    181,900       8,715,021
    Funai Electric Co., Ltd.                              73,000      33,016,466
    Tokyo Electronics, Ltd.                              225,000      18,670,938
                                                                    ------------
                                                                      60,402,425
                                                                    ------------
Electronics (17.8%)
    Advantest Corp.                                      132,000      19,858,174
    Capcom Co., Ltd.                                     220,000      10,730,160
    Fujitsu, Ltd.                                        461,000      13,870,633
    Megachips Corp.                                      220,000      16,443,074
    Tokyo Seimitsu Co., Ltd.                             240,000      29,229,576
    Towa Corp.                                           110,000       3,657,530
    Trend Micro, Inc.                                    180,000      35,703,317
                                                                    ------------
                                                                     129,492,464
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Small Company Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares         Value
                                                        ---------   ------------
COMMON STOCKS (cont'd)
Financial Services (10.9%)
    Daiwa Securities Group, Inc.                        1,870,000   $ 19,943,551
    Nikko Securities Co., Ltd.                          2,550,000     23,945,945
    Orix Corp.                                            152,700     20,484,850
    Shohkoh Fund & Co., Ltd.                               24,910     15,228,605
                                                                    ------------
                                                                      79,602,951
                                                                    ------------
Manufacturing (5.1%)
    Disco Corp.                                           130,000     18,062,467
    Sony Precision Technology, Inc.                        70,000      2,200,076
    Takasago Electric Industry Co., Ltd.                  220,000     16,653,882
                                                                    ------------
                                                                      36,916,425
                                                                    ------------
Publishing (1.6%)
    Kadokawa Shoten Publishing Co., Ltd.                   48,000     11,963,199
                                                                    ------------
Real Estate (2.0%)
    Goldcrest Co., Ltd.                                    64,000      8,738,976
    Relocation Services Corp.+                             45,000      5,648,713
                                                                    ------------
                                                                      14,387,689
                                                                    ------------
Retail (5.5%)
    Softbank Corp.                                         96,000     39,831,334
                                                                    ------------
Software (3.7%)
    Konami Co., Ltd.                                      275,000     26,614,590
                                                                    ------------
Telecommunications (14.3%)
    Hikari Tsushin, Inc.                                   54,850     44,096,520
    Japan Telecom Co., Ltd.                                   876     30,050,580
    NTT Mobile Communications Network, Inc.                 1,130     29,993,278
                                                                    ------------
                                                                     104,140,378
                                                                    ------------
Telecommunications & Equipment (2.3%)
    KDD Corp.                                             133,400     16,745,297
                                                                    ------------
TOTAL COMMON STOCKS (Cost $406,802,984)                              727,941,889
                                                                    ------------
SHORT TERM INVESTMENTS (0.0%)
    RBB Money Market Portfolio  (Cost $1)                       1              1
                                                                    ------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $406,802,985*)            $727,941,890
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.

*  Cost for federal income tax purposes is $408,993,400.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Growth Fund
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------


Assets
  Investments at value (Cost $277,575,560)                                                               $463,834,553
  Receivable for fund shares sold                                                                          82,629,867
  Dividends and interest receivable                                                                           267,593
  Receivable for realized gains on forward contracts                                                          157,722
  Foreign currency at value                                                                                     5,386
  Prepaid insurance                                                                                               406
                                                                                                         ------------
    Total Assets                                                                                          546,895,527
                                                                                                         ------------
Liabilities
  Payable for fund shares redeemed                                                                          9,759,883
  Payable for investments purchased                                                                         5,738,172
  Unrealized losses on forward contracts                                                                    1,929,186
  Accrued expenses payable                                                                                    376,406
  Investment advisory fee payable                                                                             192,816
  Administrative services fee payable                                                                          35,152
                                                                                                         ------------
    Total Liabilities                                                                                      18,031,615
                                                                                                         ------------
Net Assets, applicable to 21,662,225 Common Class shares and 139,574 Advisor Class shares outstanding    $528,863,912
                                                                                                         ============
Net Asset Value, offering and redemption price per Common Class share
   ($525,488,957 (divided by) 21,662,225)                                                                $      24.26
                                                                                                         ============
Net Asset Value, offering and redemption price per Advisor Class share
   ($3,374,955 (divided by) 139,574)                                                                     $      24.18
                                                                                                         ============
Net Assets
     Capital contributed, net                                                                            $341,660,279
     Accumulated net realized gain from security transactions                                               2,868,802
     Net unrealized appreciation (depreciation) from investments and foreign
       currency related items                                                                             184,334,831
                                                                                                         ------------
Net assets                                                                                               $528,863,912
                                                                                                         ============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Small Company Fund
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------


Assets
  Investments at value (Cost $406,802,985)                                                               $727,941,890
  Receivable for fund shares sold                                                                         152,753,334
  Receivable for investments sold                                                                           1,133,960
  Dividends and interest receivable                                                                           447,504
  Receivable for realized gains on forward contracts                                                          229,036
  Foreign currency at value                                                                                    10,144
  Prepaid insurance                                                                                               429
                                                                                                         ------------
    Total Assets                                                                                          882,516,297
                                                                                                         ------------
Liabilities
  Overdraft liability                                                                                       7,094,027
  Loan payable                                                                                              5,489,000
  Payable for fund shares redeemed                                                                          5,382,080
  Unrealized losses on forward contracts                                                                    4,861,125
  Accrued expenses payable                                                                                    658,659
  Investment advisory fee payable                                                                             279,897
  Administrative services fee payable                                                                          59,550
                                                                                                         ------------
    Total Liabilities                                                                                      23,824,338
                                                                                                         ------------
Net Assets, applicable to 45,962,183 Common Class shares and 182,683 Advisor Class shares outstanding    $858,691,959
                                                                                                         ============
Net Asset Value, offering and redemption price per Common Class share
   ($855,282,305 (divided by) 45,962,183)                                                                $      18.61
                                                                                                         ============
Net Asset Value, offering and redemption price per Advisor Class share
   ($3,409,654 (divided by) 182,683)                                                                     $      18.66
                                                                                                         ============
Net Assets
Capital contributed, net                                                                                 $537,474,344
Accumulated net realized gain from security transactions                                                    4,929,761
Net unrealized appreciation (depreciation) from investments and foreign
   currency related items                                                                                 316,287,854
                                                                                                         ------------
Net assets                                                                                               $858,691,959
                                                                                                         ============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Funds
Statements of Operations
For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                                 Japan Growth     Japan Small
                                                                                     Fund        Company Fund
                                                                                -------------    -------------
Investment Income:
    Dividends                                                                   $     447,635    $     857,927
    Interest                                                                          327,426          724,414
    Foreign taxes withheld                                                            (67,145)        (128,689)
                                                                                -------------    -------------
      Total investment income                                                         707,916        1,453,652
                                                                                -------------    -------------

Expenses:
    Investment advisory                                                             2,057,582        3,604,722
    Administrative services                                                           362,555          607,879
    Custodian/Sub-custodian                                                            64,544          115,618
    Directors                                                                          13,048           14,876
    Interest                                                                          259,891          556,715
    Legal                                                                              40,467           69,561
    Offering/Organizational costs                                                       9,457           39,551
    Registration                                                                      219,856          297,351
    Shareholder servicing/distribution                                                412,790          722,621
    Transfer agent                                                                    132,061          207,591
    Printing                                                                           49,978           60,984
    Audit                                                                              11,061           12,103
    Insurance                                                                           1,644            1,694
    Miscellaneous                                                                       3,411            3,500
                                                                                -------------    -------------
                                                                                    3,638,345        6,314,766
    Less: fees waived, expenses reimbursed and transfer agent offsets                (756,460)      (1,266,479)
                                                                                -------------    -------------
      Total expenses                                                                2,881,885        5,048,287
                                                                                -------------    -------------
        Net investment loss                                                        (2,173,969)      (3,594,635)
                                                                                -------------    -------------

Net Realized and Unrealized Gain from Investments and
  Foreign Currency Related Items:
    Net realized gain from security transactions                                   15,057,930       52,341,786
    Net realized loss from foreign currency related items                            (793,627)      (4,327,783)
    Net realized foreign currency forward loss                                     (6,310,662)      (8,608,986)
    Net change in unrealized appreciation (depreciation) from investments and
      foreign currency related items                                              186,680,181      321,862,663
                                                                                -------------    -------------
    Net realized and unrealized gain from investments and
      foreign currency related items                                              194,633,822      361,267,680
                                                                                -------------    -------------
    Net increase in net assets resulting from operations                        $ 192,459,853    $ 357,673,045
                                                                                =============    =============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Japan Growth Fund                 Japan Small Company Fund
                                               ----------------------------------    ----------------------------------
                                                            For the                               For the
                                                           Year Ended                            Year Ended
                                                           October 31,                           October 31,
                                               ----------------------------------    ----------------------------------
                                                     1999              1998                1999              1998
                                               ---------------    ---------------    ---------------    ---------------
From Operations:
  Net investment loss                          $    (2,173,969)   $      (264,779)   $    (3,594,635)   $      (353,141)
  Net realized gain (loss) from security and
    other related transactions                      15,057,930         (7,102,916)        52,341,786        (12,646,910)
  Net realized gain (loss) from foreign
    currency related items                            (793,627)         5,755,149         (4,327,783)         6,159,309
  Net realized foreign currency forward loss        (6,310,662)                 0         (8,608,986)                 0
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items                 186,680,181         (1,826,387)       321,862,663          3,170,952
                                               ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets
    resulting from operations                      192,459,853         (3,438,933)       357,673,045         (3,669,790)
                                               ---------------    ---------------    ---------------    ---------------
From Dividends and Distributions:
  Distributions from realized gains
    Common Class shares                                      0                  0                  0           (510,478)
    Advisor Class shares                                     0                  0                  0                (38)
  Return of Capital
    Common Class shares                                      0                  0                  0           (316,158)
    Advisor Class shares                                     0                  0                  0                (23)
                                               ---------------    ---------------    ---------------    ---------------
  Net decrease in net assets from
    dividends and distributions                              0                  0                  0           (826,697)
                                               ---------------    ---------------    ---------------    ---------------
From Capital Share Transactions:
  Proceeds from sale of shares                   1,406,117,931        112,575,483      2,308,528,324        104,180,700
  Reinvested dividends and distributions                     0                  0                  0            764,550
  Net asset value of shares redeemed            (1,110,254,065)       (93,568,000)    (1,844,809,099)      (104,779,714)
                                               ---------------    ---------------    ---------------    ---------------
    Net increase in net assets from
      capital share transactions                   295,863,866         19,007,483        463,719,225            165,536
                                               ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets          488,323,719         15,568,550        821,392,270         (4,330,951)
Net Assets:
  Beginning of year                                 40,540,193         24,971,643         37,299,689         41,630,640
                                               ---------------    ---------------    ---------------    ---------------
  End of year                                  $   528,863,912    $    40,540,193    $   858,691,959    $    37,299,689
                                               ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Growth Fund
Financial Highlights
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               1999      1998         1997       1996**
                                                             -------    -------      ------      ------
PERIOD ENDED:
Per-share data
Net asset value, beginning of period                         $  8.71    $  9.89      $ 9.83      $10.00
                                                             -------    -------      ------      ------
Investment activities:
    Net investment income (loss)                               (0.06)     (0.11)(a)    0.05       (0.09)
    Net gains (losses) on investments and foreign
      currency related items (both realized and unrealized)    15.53      (1.07)       0.01       (0.08)
                                                             -------    -------      ------      ------
      Total from investment activities                         15.47      (1.18)       0.06       (0.17)
                                                             -------    -------      ------      ------
Net asset value, end of period:                              $ 24.18    $  8.71      $ 9.89      $ 9.83
                                                             =======    =======      ======      ======
      Total return                                            177.61%    (11.93)%      0.61%      (1.70)%+

Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $ 3,375    $    22      $   17      $    1
    Ratio of expenses to average net assets                     2.01%@     2.00%@      2.00%@      2.00%*@
    Ratio of net loss to average net assets                    (1.55)%    (1.11)%     (1.42)%     (1.08)%*
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                              .54%       .58%       7.25%       3.43%*
Portfolio turnover rate                                       171.12%     75.82%      93.84%      51.72%+


-----------

*   Annualized.

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses ratio by .01%, .00%, .00% and .00% for the years ending October 31, 1999, 1998, 1997 and for the period ending 1996, respectively. The Advisor Class shares' operating expense ratio after reflecting these arrangements were 2.00%, 2.00%, 2.00% and 2.00% for the years ended October 31, 1999, 1998, 1997 and for the period ending 1996, respectively.

+   Non annualized.

** For the period December 29, 1995 (commencement of operations) through October 31, 1996.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Small Company Fund
Financial Highlights
(For an Advisor Class share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                    1999      1998      1997       1996     1995
                                                   -------   -------   -------    ------    ------
YEAR ENDED:
Per-share data
Net asset value, beginning of year                 $  5.57   $  6.37   $  8.45    $ 9.08    $ 9.85
                                                   -------   -------   -------    ------    ------
Investment activities:
    Net investment income (loss)                     (0.06)    (0.62)     0.35     (0.13)    (0.02)
    Net gains (losses) from investments
      and foreign currency related items
      (both realized and unrealized)                 13.15     (0.06)    (2.43)    (0.14)    (0.75)
                                                   -------   -------   -------    ------    ------
      Total from investment activities               13.09     (0.68)    (2.08)    (0.27)    (0.77)
                                                   -------   -------   -------    ------    ------
Less Dividends and Distributions:
    Dividends from net investment income              0.00      0.00      0.00     (0.36)     0.00
    Distributions from realized capital gains         0.00     (0.07)     0.00      0.00      0.00
    Return of capital                                 0.00     (0.05)     0.00      0.00      0.00
                                                   -------   -------   -------    ------    ------
      Total dividends and distributions               0.00     (0.12)     0.00     (0.36)     0.00
                                                   -------   -------   -------    ------    ------
Net asset value, end of year:                      $ 18.66   $  5.57   $  6.37    $ 8.45    $ 9.08
                                                   =======   =======   =======    ======    ======
      Total return                                  235.01%   (10.63)%  (24.62)%   (3.17)%   (7.82)%

Ratios/supplemental data:
Net assets, end of year (000s omitted)             $ 3,410      $  1      $  3      $  1    $    1
    Ratio of expenses to average net assets           2.01%@    2.01%@    2.00%@    2.01%@    1.31%
    Ratio of net loss to average net assets          (1.53)%   (1.18)%   (1.10)%   (1.57)%    (.19)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements             .51%    22.81%     6.69%      .28%     1.83%
Portfolio turnover rate                             249.79%   112.68%   100.60%    95.23%    82.98%


----------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses ratio by .01%, .01%, .00% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. TheAdvisor Class shares' operating expense ratio after reflecting these arrangements were 2.00%, 2.00%, 2.00% and 2.00% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Japan Funds
Notes to Financial Statements
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     The Warburg Pincus Japan Growth Fund ("Japan Growth") and the Warburg Pincus Japan Small Company Fund ("Japan Small Company") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies (each, a "Fund" and collectively, the "Funds).

     Investment objectives for each Fund are as follows: Japan Growth seeks long-term growth of capital and Japan Small Company seeks long-term capital appreciation.

     Both Funds offer two classes of shares, one class being referred to as the Common Class shares and one class being referred to as the Advisor Class class. Common and Advisor Class shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for both Funds bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate of .25% of the average daily net asset value of each Fund's outstanding Common Class shares. Advisor Class shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998 class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for both Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. During the fiscal year ended October 31, 1999, Japan Growth and Japan Small Company utilized $7,424,217 and $36,006,682, respectively, of capital losses.

     No provision is made for federal taxes, as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     Costs incurred in connection with the organization of shares have been deferred and are being amortized over a period of five years, from the date each Fund commenced its operations.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Pincus Funds can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 1999 neither Fund was invested in repurchase agreements.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense.

     For the year ended October 31, 1999, the Funds received credits or reimbursements under this arrangement as follows:

           Fund                                                    Amount
           ----                                                   --------
           Japan Growth                                           $18,883
           Japan Small Company                                     28,669

2. Investment Adviser, Co-Administrator and Distributor

     On July 6, 1999, Credit Suisse Asset Management, LLC ("CSAM") became each Funds' investment adviser as a result of the acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse"). Warburg Pincus was combined with CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For it's investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

     For its investment advisory services, CSAMreceives the following fees based on each Fund's average daily net assets:

           Fund                                          Annual Rate
           ------                            ---------------------------------
           Japan Growth                      1.25% of average daily net assets
           Japan Small Company               1.25% of average daily net assets

     For the year ended October 31, 1999, investment advisory fees and voluntary waivers were as follows:

                                    Gross                         Net
           Fund                 Advisory Fee     Waiver       Advisory Fee
           ----                 ------------  -----------    --------------
           Japan Growth         $2,057,582    $  (716,702)    $1,340,880
           Japan Small Company   3,604,722     (1,223,067)     2,381,655

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), also serves as each Fund's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year ended October 31, 1999, administrative services fees earned by CFSI were as follows:

           Fund                                       Co-Administration Fee
           ----                                       ---------------------
           Japan Growth                                    $164,606
           Japan Small Company                              288,378

     For its administrative services, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           Average Daily Net Assets                     Annual Rate
           ----------------------             --------------------------------
           First $250 million                 .12% of average daily net assets
           Second $250 million                .10% of average daily net assets
           Third $250 million                 .08% of average daily net assets
           Over $750 million                  .05% of average daily net assets

     For the year ended October 31, 1999, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                                            Gross                            Net
           Fund                     Co-Administration Fee   Waiver   Co-Administration Fee
           ----                     ---------------------   ------   ---------------------
           Japan Growth                  $197,949          $(20,875)     $177,074
           Japan Small Company            319,501           (14,743)      304,758

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

     CSAMSI also serves as each Fund's distributor. Provident Distributors, Inc. will become each Fund's distributor effective January 3, 2000. For its shareholder servicing and selling services, CSAMSI receives a fee at an annual rate of .25% of the average daily net assets of each Fund's Common Class shares pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its shareholder servicing and distribution services, CSAMSI receives a fee at an annual rate of .50% of the average daily net assets of each Fund's Advisor Class pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. CSAMSI pays all of the Advisor Class fees to institutional and financial service firms that offer the Advisor Class shares. For the year ended October 31, 1999, shareholder servicing and distribution fees were as follows:

                                                        Shareholder Servicing/
           Fund                                            Distribution Fee
           ----                                         ----------------------
           Japan Growth
            Common Class shares                               $410,245
            Advisor Class shares                                 2,545
                                                              --------
                                                              $412,790
                                                              ========
           Japan Small Company
            Common Class shares                               $719,267
            Advisor Class shares                                 3,354
                                                              --------
                                                              $722,621
                                                              ========

3. Line of Credit

     The Funds, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 1999 and during the year ended October 31, 1999, the Funds had the following borrowings under the Credit Facility:

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

3. Line of Credit -- (cont'd)

                                                 Average    Maximum          Loan
                                Average Daily   Interest   Daily Loan     Outstanding
           Fund                 Loan Balance     Rate %    Outstanding    at 10/31/99
           ----                 -------------   --------   ------------   -----------
           Japan Growth          $4,140,134      5.667%    $ 78,459,000   $       --
           Japan Small Company    9,253,718      5.695%     160,051,000    5,489,000

4. Investments in Securities

     For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

           Fund                                      Purchases        Sales
           ----                                   --------------   ------------
           Japan Growth                           $  475,667,514   $279,197,187
           Japan Small Company                     1,007,385,183    695,615,409

     At October 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                 Net Unrealized
                                       Unrealized    Unrealized   Appreciation
           Fund                       Appreciation  Depreciation (Depreciation)
           ----                       ------------  ------------ --------------
           Japan Growth               $186,364,591  $(2,244,934)  $184,119,657
           Japan Small Company         324,179,285   (5,230,795)   318,948,490

5. Forward Foreign Currency Contracts

     Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contracts. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or the date on which an offsetting position is entered into.

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts -- (cont'd)

     At October 31, 1999, Japan Growth and Japan Small Company had the following open forward foreign currency contracts:

                                         Japan Growth
------------------------------------------------------------------------------------------------
                                                                                     Unrealized
                                                                                      Foreign
        Forward Currency   Expiration  Foreign Currency   Contract                    Exchange
            Contract          Date        To Be Sold       Amount    Contract Value  Gain/(Loss)
        ----------------   ----------  ---------------- ------------ -------------- ------------
          Japanese Yen     02/29/2000    7,999,000,000  $ 77,802,959  $ 78,215,754  $  (412,795)
          Japanese Yen     02/29/2000   20,000,000,000   196,202,501   195,563,830      638,671
          Japanese Yen     02/29/2000    3,489,000,000    33,976,045    34,116,110     (140,065)
          Japanese Yen     02/29/2000    2,253,000,000    21,448,155    22,030,265     (582,110)
          Japanese Yen     02/29/2000    2,007,000,000    19,082,482    19,624,830     (542,348)
          Japanese Yen     02/29/2000    2,374,000,000    22,590,161    23,213,427     (623,266)
          Japanese Yen     02/29/2000    1,721,000,000    16,652,314    16,828,269     (175,955)
          Japanese Yen     02/29/2000    1,669,000,000    16,250,584    16,319,802      (69,218)
          Japanese Yen     02/29/2000    1,658,000,000    16,190,142    16,212,242      (22,100)
                                                        ------------  ------------  ------------
                                                        $420,195,343  $422,124,529  $(1,929,186)
                                                        ============  ============  ===========

                                                Japan Small Company
-----------------------------------------------------------------------------------------------------------
                                                                                     Unrealized
                                                                                      Foreign
        Forward Currency   Expiration  Foreign Currency   Contract                    Exchange
            Contract          Date        To Be Sold       Amount    Contract Value  Gain/(Loss)
        ----------------   ----------  ---------------- ------------ -------------- ------------
          Japanese Yen     02/29/2000   15,437,000,000  $150,893,416  $150,945,942  $   (52,526)
          Japanese Yen     02/29/2000   21,000,000,000   206,060,130   205,342,022      718,108
          Japanese Yen     02/29/2000    4,618,000,000    44,926,549    45,155,688     (229,139)
          Japanese Yen     02/29/2000    4,120,000,000    39,208,222    40,286,149   (1,077,927)
          Japanese Yen     02/29/2000    8,207,000,000    78,083,821    80,249,618   (2,165,797)
          Japanese Yen     02/29/2000    4,497,000,000    42,800,038    43,972,527   (1,172,489)
          Japanese Yen     02/29/2000    1,317,000,000    12,684,806    12,877,878     (193,072)
          Japanese Yen     02/29/2000    4,205,000,000    40,701,164    41,117,295     (416,131)
          Japanese Yen     02/29/2000    5,950,000,000    57,939,120    58,180,240     (241,120)
          Japanese Yen     02/29/2000    3,751,000,000    36,646,964    36,677,996      (31,032)
                                                        ------------  ------------  ------------
                                                        $709,944,230  $714,805,355  $(4,861,125)
                                                        ============  ============  ===========

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

6. Capital Share Transactions

   Both Funds are authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are classified as the Advisor Class shares.

   Transactions in classes of each Fund were as follows:

                                                                           JAPAN GROWTH
                                                      Common Class shares                  Advisor Class shares
                                               ----------------------------------    ----------------------------------
                                                                   For the Year Ended October 31,
                                               ------------------------------------------------------------------------
                                                      1999             1998               1999               1998
                                               ---------------    ---------------    ---------------    ---------------
Shares sold                                         79,744,093         11,622,806            206,249              2,099
Shares redeemed                                    (62,797,016)        (9,470,866)           (69,146)            (1,363)
                                               ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding                  16,947,077          2,151,940            137,103                736
                                               ===============    ===============    ===============    ===============
Proceeds from sale of shares                   $ 1,401,756,841    $   112,554,751    $     4,361,090    $        20,732
Net asset value of shares redeemed              (1,108,802,345)       (93,554,214)        (1,451,720)           (13,786)
                                               ---------------    ---------------    ---------------    ---------------
Net increase from capital share transactions   $   292,954,496    $    19,000,537    $     2,909,370    $         6,946
                                               ===============    ===============    ===============    ===============

                                                                         JAPAN SMALL COMPANY
                                                       Common Class shares                  Advisor Class shares
                                                ----------------------------------    ----------------------------------
                                                                    For the Year Ended October 31,
                                                ------------------------------------------------------------------------
                                                      1999               1998              1999               1998
                                                ---------------    ---------------    ---------------    ---------------
Shares sold                                         171,281,858         17,082,160            335,309                  8
Shares issued to shareholders on reinvestment
  of dividends and distributions                              0            136,273                  0                 11
Shares redeemed                                    (132,021,198)       (17,056,009)          (152,747)              (395)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding        39,260,660            162,424            182,562               (376)
                                                ===============    ===============    ===============    ===============
Proceeds from sale of shares                    $ 2,303,201,289    $   104,180,652    $     5,327,035    $            48
Reinvested dividends and distributions                        0            764,489                  0                 61
Net asset value of shares redeemed               (1,842,311,404)      (104,777,285)        (2,497,695)            (2,429)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) from capital share
  transactions                                  $   460,889,885    $       167,856    $     2,829,340    $        (2,320)
                                                ===============    ===============    ===============    ===============

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

6. Capital Share Transactions (cont'd)

     On August 19, 1999, the Board of Directors of the Warburg Pincus Japan Small Company Fund approved the imposition of a redemption fee plan, whereby 1% of the value of shares redeemed or exchanged less than six months from the date of purchase will be charged to shareholders. The fee applies only to shares purchased on or after November 17, 1999 that are held for less than six months. Reinvested dividends and distributions are not subject to the fee. The fee will be charged based on the value of shares at redemption, and will be paid directly to the Fund and become part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions will be redeemed first, followed by the shares held longest.


7. Reclassification of Composition of Net Assets

     At October 31, 1999, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency. Japan Growth and Japan Small Company reclassified $793,627 and $4,327,783, respectively, from accumulated net realized loss on foreign currency related items to undistributed net investment income. Japan Growth and Japan Small Company reclassified $2,967,596 and $7,922,418, respectively, from accumulated net investment loss to accumulated net realized gain from security transaction. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

8. Other Financial Highlights

     Each Fund currently offers one other class of shares, the Common Class shares, representing equal pro rata interests in each Fund. The financial highlights for a Common Class share of each Fund are as follows:

                                                                                         Japan Growth
                                                                    ------------------------------------------------------
                                                                                      Common Class shares
                                                                    ------------------------------------------------------
PERIOD ENDED:                                                         1999           1998            1997           1996**
                                                                    --------        -------         -------        -------
Per-share data
    Net asset value, beginning of period                            $   8.59        $  9.74         $  9.85        $ 10.00
                                                                    --------        -------         -------        -------
Investment activities:
    Net investment loss                                                (0.10)         (0.07)(a)       (0.07)         (0.06)
    Net gains (losses) on investments and foreign
      currency related items (both realized and unrealized)            15.77          (1.08)           0.21          (0.09)
                                                                    --------        -------         -------        -------
      Total from investment activities                                 15.67          (1.15)           0.14          (0.15)
                                                                    --------        -------         -------        -------
Less Dividends and Distributions:
    Dividends from net investment income                                0.00           0.00           (0.20)          0.00
    Distributions in excess of realized capital gains                   0.00           0.00           (0.05)          0.00
                                                                    --------        -------         -------        -------
      Total dividends and distributions                                 0.00           0.00           (0.25)          0.00
                                                                    --------        -------         -------        -------
Net asset value, end of period                                      $  24.26        $  8.59         $ 9.74          $ 9.85
                                                                    ========        =======         =======        =======
      Total return                                                    182.42%        (11.81)%          1.47%         (1.50)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)                            $525,489        $40,519         $24,954        $20,157
    Ratio of expenses to average net assets                             1.76%@         1.75%@          1.75%@         1.76%*@
    Ratio of net loss to average net assets                            (1.32)%         (.76)%         (1.03)%        (1.03)%*
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                                      .45%           .53%            .81%          1.79%*
Portfolio turnover rate                                               171.12%         75.82%          93.84%         51.72%+


---------------

*   Annualized.

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .00%, and .01% for the years ending October 31, 1999, 1998, 1997 and for the period ending 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.75%, 1.75%, 1.75% and 1.75% for the years ended October 31, 1999, 1998, 1997 and for the period ending 1996, respectively.

+   Non annualized.

** For the period December 29, 1995 (commencement of operations) through October 31, 1996.

Warburg Pincus Japan Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

9. Other Financial Highlights -- (cont'd)

                                                                                   Japan Small Company
                                                          ----------------------------------------------------------------------
                                                                                   Common Class shares
                                                          ----------------------------------------------------------------------
                                                            1999            1998          1997            1996            1995
                                                          --------        -------        -------        --------        --------
YEAR ENDED:
Per-share data
    Net asset value,
      beginning of year                                   $   5.57        $  6.37        $  8.47        $   9.09        $   9.85
                                                          --------        -------        -------        --------        --------
Investment activities:
    Net investment loss                                      (0.08)         (0.01)         (1.22)          (0.23)           0.00
    Net gains (losses) from investments and
      foreign currency related items
      (both realized and unrealized)                         13.12          (0.67)         (0.79)          (0.01)          (0.76)
                                                          --------        -------        -------        --------        --------
      Total from investment
       activities                                            13.04          (0.68)         (2.01)          (0.24)          (0.76)
                                                          --------        -------        -------        --------        --------
Less Dividends and Distributions:
    Dividends from net investment income                      0.00           0.00           0.00           (0.38)           0.00
    Distributions from realized capital gains                 0.00          (0.07)         (0.09)           0.00            0.00
    Return of capital                                         0.00          (0.05)          0.00            0.00            0.00
                                                          --------        -------        -------        --------        --------
      Total dividends and distributions                       0.00          (0.12)         (0.09)          (0.38)           0.00
                                                          --------        -------        -------        --------        --------
Net asset value, end of year                              $  18.61        $  5.57        $  6.37        $   8.47        $   9.09
                                                          ========        =======        =======        ========        ========
      Total return                                          234.11%        (10.61)%       (23.98)%         (2.79)%         (7.72)%

Ratios and supplemental data
Net assets, end of year (000s omitted                     $855,282        $37,299        $41,627        $154,460        $178,568
    Ratio of expenses to average net assets                   1.76%@         1.75%@         1.76%@          1.76%@          1.41%
    Ratio of net loss to average net assets                  (1.25)%         (.84)%        (1.10)%         (1.22)%          (.15)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                     .43%           .81%           .51%            .29%           1.35%
Portfolio turnover rate                                     249.79%        112.68%        100.60%          95.23%          82.98%


------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares'operating expense ratio after reflecting these arrangements were 1.75%, 1.75%, 1.75% and 1.75%, for the years ended October 31, 1999, 1998,
    1997 and 1996, respectively.

Warburg Pincus Funds
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Warburg, Pincus Japan Growth Fund, Inc. and
Warburg, Pincus Japan Small Company Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus Japan Growth Fund, Inc. and Warburg, Pincus Japan Small Company Fund, Inc., (all funds collectively referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 10, 1999

                                 ANNUAL REPORT

                                October 31, 1999

                        WARBURG PINCUS JAPAN GROWTH FUND
                    WARBURG PINCUS JAPAN SMALL COMPANY FUND

                          Shareholder Meeting Results

A special meeting of shareholders of each Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of each Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B. Trowbridge.

In addition, shareholders of each Fund voted on the following matters:

Proposal 1:     Approval of a new investment advisory agreement
                between each Fund and Credit Suisse Asset
                Management, LLC.

Proposal 2:     Ratification of the selection of
                PricewaterhouseCoopers
                LLP as the independent accountants for each of
                the Funds for the fiscal year ending October 31,
                1999.

The voting results for each Fund were as follows:

Election of Directors:

 |JAPAN GROWTH                             FOR        |      WITHHELD       |
 |Richard H. Francis                 3,989,895.6154   |    322,662.5826     |
 |Jack W. Fritz                      4,006,805.3564   |    305,752.8416     |
 |Jeffrey E. Garten                  3,990,374.3644   |    322,153.8336     |
 |James S. Pasman, Jr.               3,989,455.3054   |    323,102.8926     |
 |William W. Priest                  3,990,232.5994   |    322,325.5986     |
 |Steven N. Rappaport                3,990,404.3644   |    322,153.8336     |
 |Arnold M. Reichman                 4,009,686.4154   |    302,871.7826     |
 |Alexander B. Trowbridge            4,007,577.1214   |    304,981.0766     |

 |JAPAN SMALL COMPANY                     FOR         |      WITHHELD       |
 |Richard H. Francis                13,516,851.8661   |    276,676.5789     |
 |Jack W. Fritz                     13,517,564.6491   |    275,963.7959     |
 |Jeffrey E. Garten                 13,517,087.2561   |    276,441.1889     |
 |James S. Pasman, Jr.              13,516,953.0351   |    276,575.4099     |
 |William W. Priest                 13,524,189.2791   |    269,339.1659     |
 |Steven N. Rappaport               13,519,260.5431   |    274,267.9019     |
 |Arnold M. Reichman                13,512,614.5431   |    280,913.9019     |
 |Alexander B. Trowbridge           13,521,085.2661   |    272,443.1789     |

Proposal 1:

 |                                   JAPAN GROWTH     | JAPAN SMALL COMPANY |
                                    --------------      -------------------
 |                                   TOTAL NUMBER     |    TOTAL NUMBER     |
 |                                     OF VOTES       |      OF VOTES       |
 |Approve                           3,953,538.5718    |   13,331,724.4793   |
 |Disapprove                          303,820.6146    |      336,241.2018   |
 |Abstain                              55,199.0116    |      125,562.7639   |

Proposal 2:

 |                                   JAPAN GROWTH     | JAPAN SMALL COMPANY |
                                    --------------      -------------------
 |                                   TOTAL NUMBER     |    TOTAL NUMBER     |
 |                                     OF VOTES       |      OF VOTES       |
 |Approve                           4,002,552.4875    |   13,442,317.0279   |
 |Disapprove                          267,240.9400    |      219,341.2391   |
 |Abstain                              42,764.7705    |      131,870.1780   |

Warburg Pincus Japan Funds
Shareholder Tax Information (Unaudited)
--------------------------------------------------------------------------------

     Each Fund is required by Subchapter M of the Code to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year.

     Japan Growth and Japan Small Company did not pay any ordinary income dividends or capital gain distributions during the current fiscal year.

     Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed January 2000.

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

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

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


                                 WARBURG PINCUS
                                  ADVISOR FUNDS

                                  CREDIT SUISSE
                                ASSET MANAGEMENT
                                SECURITIES, INC.,
                                   DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue, New York, NY 10017. Telephone: 800-927-2874. Warburg Pincus Advisor Funds are advised by Credit Suisse Asset Management, LLC.

WARBURG PINCUS
[GRAPHIC OMITTED]